© 2014 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. Investor Presentation

© 2014 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. 2 Forward Looking Statements The foregoing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not historical facts and include expressions about management’s confidence and strategies and management’s expectations about new and existing programs and products, acquisitions, relationships, opportunities, taxation, technology, market conditions and economic expectations. These statements may be identified by such forward-looking terminology as “should,” “expect,” “believe,” “view,” “opportunity,” “allow,” “continues,” “reflects,” “typically,” “usually,” “anticipate,” or similar statements or variations of such terms. Such forward-looking statements involve certain risks and uncertainties. Actual results may differ materially from such forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward- looking statements include, but are not limited to: a severe decline in the general economic conditions of New Jersey, New York Metropolitan area and Florida; unexpected changes in market interest rates for interest earning assets and/or interest bearing liabilities; less than expected cost savings from long- term borrowings that mature from 2015 to 2017; government intervention in the U.S. financial system and the effects of and changes in trade and monetary and fiscal policies and laws, including the interest rate policies of the Federal Reserve; claims and litigation pertaining to fiduciary responsibility, contractual issues, environmental laws and other matters; our inability to pay dividends at current levels, or at all, because of inadequate future earnings, regulatory restrictions or limitations, and changes in the composition of qualifying regulatory capital and minimum capital requirements (including those resulting from the U.S. implementation of Basel III requirements);higher than expected loan losses within one or more segments of our loan portfolio; declines in value in our investment portfolio, including additional other-than-temporary impairment charges on our investment securities; unexpected significant declines in the loan portfolio due to the lack of economic expansion, increased competition, large prepayments or other factors; unanticipated credit deterioration in our loan portfolio; unanticipated loan delinquencies, loss of collateral, decreased service revenues, and other potential negative effects on our business caused by severe weather or other external events; higher than expected tax rates, including increases resulting from changes in tax laws, regulations and case law; an unexpected decline in real estate values within our market areas; higher than expected FDIC insurance assessments; the failure of other financial institutions with whom we have trading, clearing, counterparty and other financial relationships; lack of liquidity to fund our various cash obligations; unanticipated reduction in our deposit base; potential acquisitions that may disrupt our business; legislative and regulatory actions (including the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulations) subject us to additional regulatory oversight which may result in higher compliance costs and/or require us to change our business model; changes in accounting policies or accounting standards; our inability to promptly adapt to technological changes; our internal controls and procedures may not be adequate to prevent losses; failure to obtain the 1st United shareholder, Valley shareholder or regulatory approvals necessary for the merger of 1st United with Valley or to satisfy other conditions to the merger on the proposed terms and within the proposed timeframe; the inability to realize expected revenue synergies from the 1st United merger in the amounts or in the timeframe anticipated; costs or difficulties relating to the 1st United integration matters might be greater than expected; inability to retain customers and employees, including those of 1st United; lower than expected cash flows from purchased credit-impaired loans; cyber attacks, computer viruses or other malware that may breach the security of our websites or other systems to obtain unauthorized access to confidential information, destroy data, disable or degrade service, or sabotage our systems; and other unexpected material adverse changes in our operations or earnings. A detailed discussion of factors that could affect our results is included in our SEC filings, including the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2013. We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in our expectations. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.

© 2014 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. 3 Additional Information and Where to Find it This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed merger, Valley filed a Registration Statement on Form S-4 that includes a joint proxy statement of Valley and 1st United and a prospectus of Valley with the Securities and Exchange Commission. Both Valley and 1st United may file other documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE COMMISSION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the registration statement, including the joint proxy statement/prospectus and other documents containing information about Valley and 1st United at the Commission’s website at www.sec.gov. These documents may be accessed and downloaded for free at Valley’s website at http://www.valleynationalbank.com/filings.html or by directing a request to Dianne M. Grenz, Executive Vice President, Valley National Bancorp, at 1455 Valley Road, Wayne, New Jersey 07470, telephone (973) 305-3380 or at www.1stunitedbankfl.com or by directing a request to John Marino, President and Chief Financial Officer, 1st United Bancorp, Inc. at One N. Federal Highway, Boca Raton, Florida 33432, telephone (561) 362-3435. Participants in the Solicitation This communication is not a solicitation of a proxy from any security holder of 1st United or Valley. However, Valley, 1st United, their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from 1st United’s shareholders in respect of the merger and the solicitation of proxies from Valley’s shareholders in respect of the amendment to its certificate of incorporation to increase the authorized common shares. Information regarding the directors and executive officers of Valley may be found in its definitive proxy statement relating to its 2014 Annual Meeting of Shareholders, which was filed with the Commission on March 10, 2014 and can be obtained free of charge from Valley’s website. Information regarding the directors and executive officers of 1st United may be found in its definitive proxy statement relating to its 2014 Annual Meeting of Shareholders, which was filed with the Commission on April 17, 2014 and can be obtained free of charge from 1st United’s website. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC.

© 2014 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. Valley National Bancorp • Focus on credit quality • Measured growth strategies • Never had a losing quarter • Heavily populated footprint • Strong customer service • Experienced senior and executive management • Experienced commercial lender • Large percentage of retail ownership – Long-term investment approach – Focus on cash and stock dividends • Large insider ownership, family members, retired employees and retired directors • Approximately 260 institutional holders or 48.6% of all shares held* *Source: SNL as of 8/1/2014 Our Approach 4

© 2014 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. Valley’s Franchise 204 Branches New Jersey & New York NJ 72% NY 19% Loans NJ 68% NY 21% Deposits 5 16 Counties Demographic Overview (2013) NJ Core Market(1) New York City(2) Long Island U.S.A. Avg. Pop. per Sq. Mile 5,943 40,080 3,123 89 Avg. Income per Household 95,598 83,900 114,414 69,637 Avg. Deposits per Branch 99,344 532,350 107,636 88,623 VLY Deposits(3) 7.3 billion 1.6 billion 1.1 billion 11.3 billion VLY Deposit Market Share 10.48% 0.23% 1.12% 0.15% (1)NJ Core Market includes Passaic, Morris, Hudson, Essex and Bergen Counties (2)New York City includes Brooklyn, Queens and Manhattan (3) Excludes Government and Sweep Deposits Source: SNL Financial

© 2014 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. • Business Friendly – #1 tax climate for businesses in the Southeast U.S. • Zero personal income tax • 5.5% Corporate Business Tax Rate – Pro-business Governor and legislative agenda – Competitive cost of doing business • High Growth Potential – Entrance into historically high growth market – Adding franchise with strong organic and acquisitive growth history – 1st United’s experienced management team has built three major Florida banking franchises • Complementary to VLY Franchise – Low cost deposit funding source for Franchise – Opportunity to expand VLY’s successful product niches into a new market • Residential Lending • Consumer Lending – Retains strong capital on larger business, earning asset base Valley’s Franchise Future Florida Franchise FL 9% Loans FL 11% Deposits 6 21 Branches 8 Counties

© 2014 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. Low Execution Risk • Rudy Schupp (CEO) to lead VLY’s Florida Operation • Warren Orlando (Chairman) & John Marino (President & CFO) will be prominent in leading the integration and client retention effort • Non-compete agreements with executive management • VLY has a proven track record of timely and seamless integrations with acquired institutions • Comprehensive due diligence – 72% of non-covered commercial loans – 55% of non-covered consumer loans • Technology has dramatically increased VLY’s ability to manage risk in remote locations – Remote deposit capture, video conferencing & Internet/mobile delivery channels • Consumer loans originated in Florida but underwritten and serviced in NJ Year Recent Bank Acquisitions State Asset Size Days to Convert 2014 1st United Bank FL $1.7 billion 2012 State Bank of Long Island NY $1.6 billion 90 2010 The Park Avenue Bank (FDIC) NY $0.5 billion 91 2010 LibertyPointe Bank (FDIC) NY $0.2 billion 86 2008 Greater Community Bank NJ $1.0 billion 40 2005 NorCrown Bank NJ $0.6 billion 50 2005 Shrewsbury State Bank NJ $0.4 billion 51 2001 Merchants Bank NY $1.4 billion 103 Proven Acquirer & Retention of Key Personnel 7

© 2014 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. Financially Attractive Transaction Consideration & Structure Structure •100% common stock consideration; 0.89 / 1 exchange ratio* Transaction Value •~$312 million** Taxable / Non Taxable •Non-taxable merger transaction Pricing Multiples (Based on VLY 5/5/14 Close of $9.83) Price / Tangible Book •1.80x Price / Book •1.28x Price / 2015 Estimated EPS •17.8x (Does not include projected cost saves) Market Premium •19.8% Core Deposit Premium •16.7% Financial Impact & Assumptions Earnings •Estimated to be EPS accretive in 2015 (excludes substantial identified synergies) Tangible Book Value Earn-back •Approximately 4.25 years (Initial dilution of 2.7% inclusive of purchase accounting marks) Capital •Immediately accretive to Tier I RBC ratio and TCE / TA Loan Mark •~1.93% of Non-Covered Loans (includes ALLL balance as of 3/31/14) Cost Saves •~25% of 2013 of non-interest expense (28% of recurring 2014 projected non-interest expense) Transaction One-Time Charges •~$26 million after tax Closing & Other Due Diligence •~70% of non-covered loan portfolio reviewed by Valley’s experienced staff Approvals •Subject to customary regulatory, FUBC shareholder approval for merger and VLY shareholder approval of authorized common share increase Management Transitions •VLY inherits strong seasoned Florida bank management team Expected Closing •4Q 2014 Key Terms *Exchange ratio subject to a cuff and collar as outlined in the merger agreement **Includes cash consideration paid to option holders, based on VLY 5/5/14 close of $9.83 8

© 2014 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. Financial Highlights (1) Valley 3/31/2014 1st United 3/31/2014 Pro-Forma 3/31/2014 Assets ($ Billion) $16.3 $1.7 $18.1 Loans ($ Billion) $11.7 $1.2 $12.9 Covered Loans ($ Billion) $0.1 $0.2 $0.3 Deposits ($ Billion) $11.3 $1.4 $12.7 Branches 204 21 225 Tangible Common Equity / Tangible Assets (1) 6.91% 10.03% 7.00% Tangible Common Equity / Risk Weighted Assets (1) 9.21% 14.65% 9.40% Leverage Ratio 7.37% 10.09% 7.38% Tier I Risk Based Capital Ratio 9.72% 14.70% 9.90% Total Risk Based Capital Ratio 11.85% 15.58% 11.85% Pro-Forma Impact Financial Summary 9 (1) See Non-GAAP disclosures at end of presentation

© 2014 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. $198.4 $194.2 $124.9 $114.6 $96.9 $50 $100 $150 $200 Jun-13 Sep-13 Dec-13 Mar-14 Jun-14 Th ou sa nd s Valley’s 2Q 2014 Highlights 2Q Highlights Year to Date Loan Growth* • 2Q 2014 net income of $29.5 million or $0.15 per diluted common share • Linked quarter growth in net interest income of $3.4 million to $117.4 million – $5.3 million increase in the interest income on loans • QoQ NIM growth of 7 bps to 3.27%. • Total non-covered loans increased linked quarter by $137.2 million or 4.7% on an annualized basis • Total non-PCI loan delinquencies as a percentage of total loans were 0.88%, a decrease of 4bps linked quarter • Recognized net loan recoveries on non-covered loans of $2.3 million during the quarter. • On-going branch modernization efforts continue to reduce salary and benefit expense Dashboard 26.70% 7.00% 4.80% 0% 5% 10% 15% 20% 25% 30% Auto Loans Commercial & Industrial Commercial Real Estate **Excludes Purchase Credit Impaired Loans As of 6/30/2014 *Non-Covered Loans, annualized Non-Performing Assets** 10

© 2014 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. Valley National Bancorp Funding Base – Scheduled Maturities (thousands) 2015 2016 2017 Certificate of Deposits $261,909 $134,555 $243,511 Borrowings 400,000 326,979 805,000 Derivatives* 100,000 200,000 100,000 Total $761,909 $661,534 $1,148,511 Balance Sheet Average Cost of Funds** 3.86% 4.40% 3.63% Deposit and Borrowing Maturities *Includes interest rate swaps and caps used to hedge deposit products **Includes derivative premium amortization and current cash flows 11

© 2014 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. Pro-Forma Impact Loan Composition Commercial Real Estate 43% 1-4 Family 21% Commercial & Industrial 18% Auto 9% Other Consumer 6% Construction 3% Valley Commercial Real Estate 62% 1-4 Family 11% Commercial & Industrial 17% Other Consumer 6% Construction 4% 1st United Commercial Real Estate 45% 1-4 Family 20% Commercial & Industrial 17% Auto 8% Other Consumer 6% Construction 4% Pro-Forma Loan Portfolio (millions) Amount % Commercial Real Estate $5,139 43% Residential Mortgage 2,477 22% Commercial & Industrial 2,072 18% Auto Loans 1,022 9% Other Consumer 690 6% Construction and Development 413 3% Total Loans $11,813 100% Loan Portfolio (millions) Amount % Commercial Real Estate $706 62% Residential Mortgage 127 11% Commercial & Industrial 192 17% Auto Loans - 0% Other Consumer 76 6% Construction and Development 41 4% Total Loans $1,159 100% Loan Portfolio (millions) Amount % Commercial Real Estate $5,845 45% Residential Mortgage 2,604 20% Commercial & Industrial 2,265 17% Auto Loans 1,022 8% Other Consumer 765 6% Construction and Development 455 4% Total Loans $12,956 100% 12 As of 6/30/2014

© 2014 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. Valley National Bancorp Asset & Loan Composition Non-Covered Loans 72% Securities 16% Covered Loans <1% <2> Cash 2% Intangible Assets 3% Other Assets <1> 7% Commercial Real Estate 43.5% Residential Mortgages 21% Commercial Loans 18% Auto Loans 9% Other Consumer 6% Construction Loans 4% Total Assets $16.3 Billion Non-Covered Loans (Gross) $11.8 Billion <1> Other Assets includes bank owned branch locations carried at a cost estimated by management to be significantly less than the current market value. <2> Loans subject to loss sharing agreements with the FDIC 13 As of 6/30/2014

© 2014 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. Asset Quality 2003 – 2014 Average Net Charge-offs 0.08% 0.60% 0.23% 0.05% 0.04% 0.47% 0.23% 0.32% 0.77% 1.67% 0.40% 0.43% 1.41% 0.62% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% CRE C&I C&D Residential Home Equity Consumer Total VLY Peers Source: SNL Financial data as of 7/28/2014 Peer group includes banks between $3 billion and $50 billion in assets 14

© 2014 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. Total Commercial Real Estate - $5.1 Billion (Includes both Covered and Non-Covered Loans) Primary Property Type $ Amount (Millions) % of Total Avg LTV 2010 Avg LTV Apartments 1,391 27% 31% 51% Retail 1,108 22% 51% 50% Industrial 755 15% 53% 53% Office 526 10% 48% 56% Mixed Use 497 10% 47% 44% Healthcare 297 6% 60% 61% Specialty 251 5% 47% 50% Land Loans 107 2% 58% 72% Residential 90 2% 50% 52% Other 42 1% 37% 47% 22% 15% 10% 10% 6% 5% 2% 2% 1% Apartments 27% -Average LTV based on current balances and most recent appraised value. - LTV calculation excludes Covered Loans. -The total CRE loan balance is based on Valley’s internal loan hierarchy structure and does not reflect loan classifications reported in Valley’s SEC and bank regulatory reports. -The chart above does not include $393 Million in Construction loans. Commercial Real Estate Diversified Portfolio As of 6/30/2014 15

© 2014 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. Total Retail Property Types - $1.1 Billion 25% 22% 22% 10% 8% 4% 4% 3% 2% Retail Property Type % of Total Avg LTV 2010 Avg LTV Multi-Tenanted - Anchor 25% 53% 49% Multi-Tenanted – No Anchor 22% 54% 55% Single Tenant 22% 53% 51% Auto Dealership 10% 50% 52% Private & Public Clubs 8% 37% 32% Food Establishments 4% 56% 54% Entertainment Facilities 4% 53% 43% Private Education Facilities 3% 41% 50% Auto Servicing 2% 47% 53% -Average LTV based on current balances and most recent appraised value -The chart above excludes construction loans. - LTV calculation excludes Covered Loans. Retail Composition Commercial Real Estate As of 6/30/2014 16

© 2014 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. 32% 23% 13% 12% 8% 8% 2% 2% Primary Property Type $ Amount (Millions) % of Total 2010 % of Total Residential 126 32% 47% Apartments 89 23% 4% Retail 52 13% 9% Land Loans 45 12% 13% Mixed Use 32 8% 13% Other 33 8% 10% Healthcare 7 2% 2% Specialty 9 2% 2% Composition Construction Loan Total Construction Loans - $393 Million -Construction loan balance is based on Valley’s internal loan hierarchy structure and does not reflect loan classifications reported in Valley’s SEC and bank regulatory reports. As of 6/30/2014 17

© 2014 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. Pro-Forma Impact Deposit Composition Non-Interest Bearing Deposits 31% Interest Bearing Deposits 50% Time Deposits 19% Valley Non-Interest Bearing Deposits 38% Interest Bearing Deposits 42% Time Deposits 20% 1st United Non-Interest Bearing Deposits 32% Interest Bearing Deposits 49% Time Deposits 19% Pro-Forma Deposit Portfolio (millions) Amount % Non-Interest Bearing Deposits $3,581 31% Interest Bearing Deposits 5,643 50% Time Deposits 2,191 19% Total Deposits $11,416 100% Deposit Portfolio (millions) Amount % Non-Interest Bearing Deposits $529 38% Interest Bearing Deposits 591 42% Time Deposits 272 20% Total Deposits $1,393 100% Deposit Portfolio (millions) Amount % Non-Interest Bearing Deposits $4,110 32% Interest Bearing Deposits 6,234 49% Time Deposits 2,464 19% Total Deposits $12,809 100% 18 As of 6/30/2014

© 2014 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. Shareholder Returns (1) All per share amounts have been adjusted retroactively for stock splits and stock dividends during the periods presented. Data for the years prior to 2001 in the table above exclude certain prior year results for merger transactions accounted for using the pooling-of-interests method. (2) Previously reported results for 2011, 2010, 2009 and 2008 have been revised to reflect an increase in non-interest expense, which after taxes, reduced net income by $1.1 million, $1.2 million, $1.2 million and $1.3 million, respectively, and reduced basic and diluted earnings per common share by $0.01 for each of these years. Total assets and the other statistical data presented in the table have been revised accordingly. (3) Net income includes other-than-temporary impairment charges on investment securities, net of tax benefit, totaling $3.0 million, $12.2 million, $2.9 million, $4.0 million, $49.9 million, $10.4 million, and $3.0 million for the years ended 2012, 2011, 2010, 2009, 2008, 2007, and 2006, respectively. Historical Financial Data (1) (Dollars in millions, except for share data) 6/30/2014 $16,336 $63.4 $0.32 0.78% 8.14% $0.22 N/A N/A 2013 16,157 132.0 0.66 0.83 8.69 0.60 N/A N/A 2012 16,013 143.6 0.73 0.91 9.57 0.65 5/12 - 5% Stock Dividend 2011 14,253 132.5 0.74 0.93 10.11 0.66 5/11 - 5% Stock Dividend 2010 14,151 130.0 0.73 0.92 10.23 0.65 5/10 - 5% Stock Dividend 2009 14,291 114.8 0.57 0.80 8.55 0.66 5/09 - 5% Stock Dividend 2008 14,724 92.3 0.57 0.68 8.61 0.66 5/08 - 5% Stock Dividend 2007 12,749 153.2 1.00 1.25 16.43 0.65 5/07 - 5% Stock Dividend 2006 12,395 163.7 1.04 1.33 17.24 0.64 5/06 - 5% Stock Dividend 2005 12,436 163.4 1.06 1.39 19.17 0.62 5/05 - 5% Stock Dividend 2004 10,763 154.4 1.05 1.51 22.77 0.60 5/04 - 5% Stock Dividend 2003 9,873 153.4 1.05 1.63 24.21 0.57 5/03 - 5% Stock Dividend 2002 9,148 154.6 1.01 1.78 23.59 0.54 5/02 - 5:4 Stock Split 2001 8,590 135.2 0.85 1.68 19.70 0.51 5/01 - 5% Stock Dividend 2000 6,426 106.8 0.82 1.72 20.28 0.48 5/00 - 5% Stock Dividend 1999 6,360 106.3 0.77 1.75 18.35 0.45 5/99 - 5% Stock Dividend 1998 5,541 97.3 0.74 1.82 18.47 0.41 5/98 - 5:4 Stock Split Period Ended (2) Total Assets Net Income (3) Common Stock Splits and Dividends Diluted Earnings Per Common Share Return on Average Assets Return on Average Equity Cash Dividends Declared Per Common Share 19

© 2014 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. For More Information Log onto our web site: www.valleynationalbank.com E-mail requests to: tscortes@valleynationalbank.com Call Shareholder Relations at: (973) 305-3380 Write to: Valley National Bank 1455 Valley Road Wayne, New Jersey 07470 Attn: Tina Cortes, Shareholder Relations Specialist Log onto our website above or www.sec.gov to obtain free copies of documents filed by Valley with the SEC 20

© 2014 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. Non-GAAP Disclosure Reconciliations 21 3/31/2014 ($ in Thousands) VLY 3/31/2014 FUBC 3/31/2014 Pro-Forma* 3/31/2014 Total Assets $16,344,464 $1,738,395 $18,128,539 Less: Goodwill & Other Intangible Assets (462,420) (67,603) (611,880) Total Tangible Assets (TA) $15,882,044 $1,670,792 $17,516,659 Total Equity $1,559,889 $235,241 $1,837,653 Less: Goodwill & Other Intangible Assets (462,420) (67,603) (611,880) Total Tangible Common Equity (TCE) $1,097,469 $167,638 $1,225,773 Risk Weighted Assets (RWA) $11,918,661 $1,144,325 $13,045,016 Ratios TCE / TA 6.91% 10.03% 7.00% TCE / RWA 9.21% 14.65% 9.40% * Pro-Forma includes estimated purchase accounting adjustments

© 2014 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. 22